CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

to Shareholders of

Small Capitalization Value Equity Investments

and

Emerging Markets Equity Investments

Supplement dated February 9, 1996 to the Prospectus dated January 1, 1996


	On December 14, 1995, the Board of Trustees approved a new advisory agreement with the successor entity to Wells Fargo Nikko Investment Advisors ("WFNIA"), adviser to a portion of the assets of Small Capitalization Value Equity
Investments. The Board's action was necessitated by the anticipated sale of
WFNIA to Barclays Bank PLC ("Barclays"). The new advisory agreement is identical in all material respects and there is no change in fees with respect to the management of the assets. Further, the Board of Trustees was assured there would be no dilution in the scope and quality of advisory services. The sale of WFNIA to Barclays has been completed and the successor entity, BZW
Barclays Global Fund Advisors, is now responsible for the day to-to-day management of a portion of the Portfolio's assets.

	On December 14, 1995 the Board of Trustees approved a new advisory agreement with the successor entity to John Govett & Co. Limited ("JG&C"), adviser to the assets of Emerging Markets Equity Investments. The Board's action was necessitated by the anticipated sale of JG&C to Allied Irish Bank PLC
("AIB").The new Advisory agreement is identical in all material respects and there is no change in fees with respect to the management of the assets.
Further, the Board of Trustees was assured there would be no dilution in the scope and quality of advisory services. The sale of JG&C to AIB has been completed and the successor entity (which has retained its previous corporate name) is now responsible for the day-to-day management of the Portfolio.